Investor Presentation September 2025

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are, therefore, inherently subject to risks and uncertainties. The forward-looking statements herein, including the statements regarding Civeo’s future plans and outlook, strategic priorities, guidance, current trends, expectations with respect to Adjusted EBITDA, capital expenditures, future revenues, share repurchases, free cash flow generation, cost reductions, integration of the Australian asset acquisition and liquidity needs, are based on then current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the accommodations industry, risks associated with the level of supply and demand for oil, coal, iron ore and other minerals, including the level of activity, spending and developments in the Canadian oil sands, the level of demand for coal and other natural resources from, and investments and opportunities in, Australia, and fluctuations or sharp declines in the current and future prices of coal, iron ore, oil, natural gas and other minerals, risks associated with failure by our customers to reach positive final investment decisions on, or otherwise not complete, projects with respect to which we have been awarded contracts, which may cause those customers to terminate or postpone contracts, risks associated with currency exchange rates, risks associated with inflation, risks associated with the company’s ability to integrate any future acquisitions, risks associated with labor shortages, risks associated with the development of new projects, including whether such projects will continue in the future, risks associated with the trading price of the company’s common shares, availability and cost of capital, risks associated with general global economic conditions, geopolitical events, inflation, global weather conditions, natural disasters, including wildfires, global health concerns, and security threats and changes to government and environmental regulations, including climate change, and other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Civeo’s most recent annual report on Form 10-K and other reports the company may file from time to time with the U.S. Securities and Exchange Commission. Each forward-looking statement contained herein speaks only as of the date of this presentation. Except as required by law, Civeo expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. The financial and operating data presented herein is as of June 30, 2025, unless otherwise noted. Non-GAAP Financial Information EBITDA, Adjusted EBITDA, net debt, bank-adjusted EBITDA and net leverage ratio are non-GAAP financial measures. See “Non-GAAP Reconciliation” in Appendix B for definitions and additional information concerning non-GAAP financial measures, including a reconciliation of the non-GAAP financial information presented in this presentation to the most directly comparable financial information presented in accordance with GAAP. Non-GAAP financial information supplements and should be read together with, and is not an alternative or substitute for, the Company’s financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures.

Civeo Overview

Civeo at a Glance

Civeo provides a full suite of hospitality services, including food services, housekeeping, lodging and maintenance at remote workforce accommodations facilities owned by Civeo or its customers in Australia and Canada



28
OWNED VILLAGES & LODGES

24
OPERATED VILLAGES & LODGES

~4.3M
OWNED-LOCATION BILLED ROOMS(1)

~3.8M
OPERATED BILLED ROOMS(1)

TOTAL **~8.1M**
BILLED ROOMS(1)

2.0x
NET LEVERAGE RATIO(1)

27%
SHARES REPURCHASED SINCE AUGUST 2021

LTM REVENUE(1)


30%
CANADA4
$634M
70%
AUSTRALIA

LTM ADJUSTED EBITDA(1)(2)(3)


6%
CANADA4
$67.9M
94%
AUSTRALIA

(1) Last twelve months as of June 30,2025
(2) Adjusted EBITDA is a non-GAAP financial measure and is reconciled to the nearest GAAP financial measure in the Appendix B
(3) Negative Adjusted EBITDA contributions from Corporate, Other and Eliminations are allocated pro rata to Canada and Australia
(4) Canada includes legacy U.S. business, the majority of which has been divested

4

5 Operating Two Scaled Platforms with Distinct and Differentiated Value Drivers AUSTRALIA Owned Villages (or “COV” business) • High-margin, high-cash flow business with recurring revenue streams largely backed by take-or-pay contracts • Network effect: Portfolio of locations can serve multiple customer projects at multiple Civeo locations with consistent service levels • Low maintenance capital intensity for existing assets Integrated Services (or “CIS”) • Established owned villages footprint provides natural, synergistic growth platform for CIS • Minimal capital intensity for existing operations; minimal investment required to support growth • Regionally diversified across Australia • Strong growth momentum built on recent key contract wins • Compelling valuation in stand-alone scenarios ([7-13x EV/FY+1 EBITDA](1)) • Opportunity to expand into non-natural resource end markets CANADA Owned Lodges • Leading market position in the Canadian oil sands • Low maintenance capital intensity for existing assets • Significant operating leverage as occupancy recovers • Significant exposure to potential carbon capture projects such as the Pathways Alliance Mobile Camps • Over 2,500² rooms of mobile camp assets with support assets (kitchens, corridors, utility assets) • Ideally suited for infrastructure construction projects (pipelines, LNG, power transmission, data centers) • Significant federal and provincial support for Canadian infrastructure investment Integrated Services • Recently announced the launch of CiveoSix, a limited partnership with Six Nations of the Grand River Corporation, which will deliver hospitality, food services, janitorial, and property maintenance services across CanadaPlease see Appendix A for additional detail on the business segment disclosure (1) FactSet as of 7/31/25. Companies include Aramark, Compass, ISS and Sodexo (2) In addition, Civeo has 1,100 mobile camp rooms that are currently deployed within our 17,000-room lodge footprint – which can be detached and deployed on mobile camp jobs

6 Civeo is Positioned for Ongoing Value Creation… Generating recurring cash flow from a diverse and synergistic asset mix and exposure to all phases of project lifecycles across a broad range of commodities Increased share repurchases to augment returns to shareholders Opportunistically deploying capital to support strategic initiatives while maintaining a healthy balance sheet

7 … Underpinned by Near-Term Operational Catalysts Strong COV occupancy delivering healthy cash flows with upside opportunity from further portfolio expansion and organic room growth Significant proposed infrastructure spending creates meaningful opportunity for near-term increase in mobile camp activity AUSTRALIA CANADA Well-positioned for continued CIS growth through organic expansion; on track to reach goal of A$500M of revenue by 2027 coupled with efforts to expand into additional markets outside of resources Attractive asset footprint, demonstrated capabilities and strong existing relationships position Civeo as a partner of choice for proposed construction projects

8(1) Source: Wall Street research and Wood McKenzie (2) Source: Revenue and gross profit percentages are based on revenue and gross profit related to the applicable activity driver for the last twelve months ended June 30, 2025. Activity Drivers Diversified Across Commodity and Geographic Markets Civeo supports key projects in the Australian met coal and iron ore and Canadian oil sands and LNG markets 24% 58% 1% 17% Revenue by Activity Driver2 20% 75% 6% Gross Profit by Activity Driver2 Civeo serves low-cost producers of a diverse mix of critical commodities in multiple geographic markets that are broadly exposed to global economic growth Oil1 Canadian oil and oil sands annual projected growth of 2.4% through 2027 set to outpace global annual production growth of 1.6% through the same period Steel-Related1 Global iron ore and Australian met coal supply projected to grow at 1.8% and 2.2% through 2030, respectively LNG1 Global annual LNG production growth of 6.4%, with significant growth in Canada as multiple projects come online between 2027 and 2030 Other

Increased Share Repurchases Delivering Returns to Shareholders

- Updated capital allocation framework in 2Q25 following review by Board and management team and engagement with shareholders
- New strategy designed to accelerate the return of capital to investors and drive long-term shareholder value, while preserving financial flexibility
- Focus on repurchases as primary vehicle for returns demonstrates confidence in future prospects, operational resilience, and ability to deliver long-term shareholder value

UPDATED CAPITAL ALLOCATION FRAMEWORK

- 2025 repurchase authorization allows for the repurchase of up to 20% of the Company's total shares. Completed 30% of authorization as of June 30, 2025
- Intend to use 100% of annual free cash flow ("FCF") to complete authorization as soon as practicable
- After the newly increased authorization is complete, Civeo intends to utilize at least 75% of annual FCF to continue repurchasing shares

HISTORICAL TRACK RECORD OF SHAREHOLDER RETURNS ($M)



$44.8
$44.8
$7.4
$11.6
$19.0
$14.4
$29.6
$44.0
$3.4[1]
$22.5
$25.9
$-
2022
2023
2024
2025 YTD[2]
Dividends
Share Repurchases
Total Capital To Shareholders

9

(1) Quarterly dividend suspended on 4/30/2025 as part of updated capital allocation framework
(2) As of June 30, 2025

Opportunistically Deploying Capital to Support Strategic Initiatives While Maintaining a Healthy Balance Sheet

- Prudently deploying capital to highest-return opportunities, sustaining investments in core assets and opportunistic, accretive inorganic growth
- The increase in YTD net debt[1] is largely due to the recent ~$67M Australian acquisition and ~$26M of capital returned to shareholders
- Substantial opportunity to organically grow the Australia integrated services business to achieve revenue goal of A$500 million by 2027 (the "555 Plan") with minimal capital investment
- Maintaining a healthy balance sheet with ~$72.8 million in liquidity as of June 30, 2025
- Targeting YE 2025 net leverage ratio[1] of ~2.0x to allow financial flexibility for value-enhancing opportunities

HISTORICAL RETURN OF CAPITAL TO SHAREHOLDERS (DIVIDENDS + SHARE REPURCHASES)



($ Millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
2.5x
2.0x
1.5x
1.0x
0.5x
-
$124
$125
$62
$40
$38
$154
12/31/22
6/30/23
12/31/23
6/30/24
12/31/24
6/30/25
Net Debt1
Net Leverage Ratio1

(1) Net Leverage Ratio equals Net Debt / bank-adjusted EBITDA. Net Debt and bank-adjusted EBITDA are non-GAAP financial measure and are reconciled to the nearest GAAP financial measure in Appendix B

10

Our Businesses

NT
QLD
WA
SA
NSW
VIC
ACT
TSA
Civeo Villages (COV)
Civeo Integrated Services Villages (CIS)

Capitalizing on Strong and Growing Demand in Key Australian Markets

Civeo is the largest third-party accommodations, infrastructure, and hospitality services provider in Australia

Operations primarily centered around metallurgical coal and iron ore mines

Diverse exposure to key resource industries (met coal, iron ore, gold, copper, lithium and LNG)

ASSET LIGHT (INTEGRATED SERVICES)

- Operates in Western Australia, Queensland and South Australia
- Primarily serves iron ore market
- Recently won contract to operate two villages for major met coal miner in Queensland

Services provided at **23** customer-owned villages with **~19,000 rooms**

Recent six-year, **A$1.4 billion** contract to provide integrated services at 11 villages in Western Australia through 2030

In 2024, served **3.4 million** billed rooms at customer-owned sites

ASSET INTENSIVE (ACCOMMODATIONS AND INFRASTRUCTURE)

Operates primarily in Queensland and New South Wales

Primarily serves met coal market

Bowen Basin villages comprise **86%** of Civeo-owned room capacity

Owns and operates **12** Civeo-owned villages with **~10,000 rooms**

In 2024, served **2.5 million** billed rooms at Civeo owned villages

Recently closed acquisition of four villages with **1,368 rooms** in Bowen Basin and associated contracts

12

13 Recent Acquisition – Strengthening Position in Core Commodity Market BOWEN BASIN EXPANSION Completed acquisition of four villages (1,368 rooms) in Bowen Basin for A$105M (US$67M) in May 2025 Expands Civeo’s Australian owned-village portfolio in the world’s premier metallurgical coal basin, the Bowen Basin Establishes Civeo in the Blackwater region, extending its unmatched presence and capabilities across the wider Bowen Basin Provides solid footprint with new and existing, metallurgical coal producers under take-or-pay contracts Civeo Villages NT QLD SA NSW VIC TAS WA New Civeo Owned Villages QLD QLD

14 Strong Platform for Continued Growth, Supported by Strategic Acquisitions AUSTRALIAN GROWTH STRATEGY Strong cash flow from owned-village business augmented by recent acquisition, funding capital returns and further growth Built critical mass in integrated services business organically after original 2019 acquisition (originally serving seven villages in Western Australia) Continuing geographic expansion into South Australia and Queensland, and eventually into non- natural resource markets 1 2 Civeo Villages Civeo Integrated Services Villages NT QLD SA NSW VIC TAS WA 2 2 2 1 New Civeo Owned Villages

Civeo Lodge Properties
Mobile Camp Staging Sites
Civeo Office Locations

Broad Sector and Geographic Exposure in Canada

Premier hospitality services, accommodations and infrastructure provider in Canadian oil sands region

Serves full lifecycle of a customer's project by providing:

- Permanent lodges for long-term production and operations phases (i.e., operational oil sands)
- Mobile and contract camps for initial, construction and exploratory phases (i.e., CGL)
- Strong customer relationships and contracts with the top oil sands producers

ASSET INTENSIVE (ACCOMMODATIONS AND INFRASTRUCTURE)

Owns and operates 16 Civeo-owned lodges with ~17,000 rooms

In 2024, served 2.2M billed rooms at Civeo-owned lodges

Owns and operates over 2,500[1] mobile camp rooms

~19,500 total rooms

~16,000 rooms serve oil sands industry, **~960** rooms serve natural gas development and **~2,500** mobile camp rooms serve both natural gas and infrastructure development projects

ASSET LIGHT (INTEGRATED SERVICES)

Services provided at 1 customer-owned lodge with **~1,000 rooms**

Served 0.2 million billed rooms in 2024

(1) In addition, Civeo has 1,100 mobile camp rooms that are currently deployed within our 17,000-room lodge footprint – which can be detached and deployed on mobile camp jobs

15

Accelerating Infrastructure Investments Driving North American Opportunities

Key potential North American projects with expected final investment decisions ("FID") in the next few years

TOTAL ADDRESSABLE MARKET[1]

~20k – ~30k rooms


EDMONTON
BC
CALGARY
ON
OTTAWA

Alaska LNG Project

LNG liquefaction, export facility and associated pipeline project; awaiting FID

Prince Rupert Gas Transmission (PRGT)

Natural gas pipeline for Ksi Lisims LNG project; awaiting FID

Coastal GasLink Phase 2

Upgrading compression capabilities along Coastal GasLink pipeline associated with LNG Canada Phase 2; awaiting FID

BC Hydro North Coast Transmission Line

440 km transmission line from Prince George to Terrace, BC; awaiting FID

Pathways Alliance

Carbon capture and sequestration infrastructure project; pending approval and FID

CiveoSix

Signed limited partnership agreement with Six Nations of the Grand River Development Corporation to Launch CiveoSix, which focuses on infrastructure and service opportunities in Eastern Canada

U.S. Data Centers

Several U.S. data center accommodations opportunities across the lower 48 states

● Civeo Lodge Properties ● Civeo Office Locations ● Mobile Camp Staging Sites

(1) Management estimates

16

17 Positioning Canada Business for Resilient Growth Taking decisive action to right-size business while preserving capacity and capabilities to drive future growth Reduced overhead headcount by approximately 25% in Q1 2025 Cold-closing certain underutilized lodges to reduce carrying costs Engaged leading, independent consulting firm to review North American cost structure

18 Exposure to Full Project Life Cycle Recurring Revenue Project Related Revenue Operations Maintenance and Turnaround Construction • Room demand: Stable, recurring personnel needs for ongoing operations and production • Commercial opportunities: Increases ability to service operator-owned facilities − Enhances capability to scale up and down to meet the needs of customers, while providing wider variety of accommodation options for workforces • Room demand: Planned/unplanned customer maintenance can drive temporary customer increases in manpower requirements and, therefore, demand for our accommodations • Commercial opportunities: Turnaround cycles generate 45-90 day surges in demand for our 3rd party accommodations − Customer turnarounds typically occur during second and third quarters each year (particularly in Canada) • Room demand: − Near term opportunities for mobile camps to support pipeline and other infrastructure spending − Longer term opportunity related to carbon capture • Commercial opportunities: Established customers plan to deploy incremental capital on debottlenecking and optimization of existing facilities Primarily focused on supporting ongoing operations and seasonal / annual maintenance activity

19 Serving Loyal, Blue-Chip Customer Base Large, long-term projects supported by multi-year contracts with large, well-capitalized clients Lodges & Villages • Permanent infrastructure supporting multi-year projects • Size range from 50 rooms to 5,000 rooms • Asset life matches customer demand: designed to serve long-term needs of clients throughout the project lifecycle • Located in areas of significant resource development to support multiple customers Contract Structure • “Take-or-pay” or exclusivity contract structure • May contain minimum occupancy requirement • Annual price escalation provisions in multi-year contracts cover increases in labor, food and consumables costs • Contracts can have termination provisions, where customers incur termination fees • “Services only” contracts at customer-owned locations based on a per guest per day basis Supplier of hospitality and infrastructure services to met coal, oil, iron ore, LNG and other resource developments in Australia and Canada Key Australian Customers CANADA: 30% OF LTM REVENUE AUSTRALIA: 70% OF LTM REVENUE Key North American Customers

Our Value Proposition

21 The Civeo Lodge Experience

22 The Civeo Experience

23 Innovation in Service Delivery • Civeo’s EDI cook-to-order system allows guests to order dinner entrées a la carte • Guests use iPads and room keys to order from over 25 entrée items and three daily chef’s specials including vegetables and side dishes, allowing guests to makes requests and input allergies • EDI system is in place at multiple Civeo lodges in the Canadian oil sands • EDI system improves guest experience from legacy buffet service and reduces food waste

24 Lodge & Village Amenities

25 Villages in Australia

26 Village Environment & Facilities Kinetic Fitness Center Swimming Pools Guest Commuter Bus Meeting / Training Space Guest Transit Service — Village to Township

27 Safety is at the Core of our Business Continue to receive exemplary safety performance ratings • 2024 was our fifth year achieving a Total Recordable Incident Rate below 0.50 • Customers trust in Civeo to provide high-quality services and keep their people safe Remain dedicated to creating sustainable, long- term value for our people and communities in which we operate • Achieved the Gold re-certification for our Canadian indigenous program, signifying our continued commitment to maintaining strong relationships with these communities

28 Second Quarter 2025 Snapshot (1) Adjusted EBITDA is a non-GAAP financial measure and is reconciled to the nearest GAAP financial measure in Appendix B FY2025 GUIDANCE Revenues $640 – $670M Adjusted EBITDA1 $86 – $96M Capital Expenditures $20 – $25M Revenues of $162.7 million Adjusted EBITDA1 of $25.0 million Net loss of $3.3 million Returned $19.1 million of capital to shareholders Continuing to deliver year-over-year topline growth in Australia supported by recent integrated services contract award while managing headwinds in Canada • Margin expansion in Australia supported by contributions from newly acquired Bowen Basin villages and continued growth in integrated services business • Taking additional steps to optimize Canadian cost structure while preserving ability to pursue opportunities to diversify from oil sands activity Advancing capital allocation priorities, with significant utilization of increased authorization, including repurchase of 883,000 common shares in Q2 (~7% of common shares outstanding as of March 31, 2025) • Repurchases since announcement of new capital allocation plan equate to 30% of new buyback authorization as of June 30, 2025 • Maintaining healthy balance sheet with net leverage ratio of 2.0x at June 30, 2025

29 Civeo is Positioned for Ongoing Value Creation Generating recurring cash flow from a diverse and synergistic asset mix and exposure to all phases of project lifecycles across a broad range of commodities Increased share repurchases to augment returns to shareholders Opportunistically deploying capital to support strategic initiatives while maintaining a healthy balance sheet

Appendix A — Lodge & Village Breakdown

31 Australian Civeo-Owned Villages AUSTRALIAN CIVEO-OWNED VILLAGE ROOM COUNT Civeo Villages NT QLD SA NSW VIC TAS WA New Civeo Owned Villages

32 1) Comprised of Black Bear, Bighorn, Buffalo, Lynx and Wolverine Lodges ~16,000 rooms in the Oil Sands 950+ rooms serving natural gas development CANADIAN OWNED-LODGE ROOM COUNT Commodity As of Lodges Exposure 6/30/2025 North Lodges Wapasu Oil Sands 5,174 Grey Wolf Oil Sands 946 Total North Lodges Rooms 6,120 Core Lodges Oil Sands Athabasca Oil Sands 2,005 Borealis Oil Sands 1,504 Beaver River Oil Sands 1,094 Fort McMurray Village1 Oil Sands 3,330 Hudson Oil Sands 624 Total Core Lodges Rooms 8,557 South Lodges Conklin Oil Sands 610 Anzac Oil Sands 526 Wabasca Oil Sands 288 Red Earth Oil Sands 216 Total South Lodges Rooms 1,640 Sitka Lodge Sitka LNG 961 Total Sitka Lodge Rooms 961 Total Canadian Lodge Room Count 17,278 Canadian Civeo-Owned Lodges CANADIAN LODGES Civeo Lodge Properties

33 Asset Intensive & Asset Light Business Segment Disclosure Three Months Ended June 30, 2025 Australia Canada Other Total Asset Light: Catering and Facility management $ 82.6 $ 30.0 $ - $ 112.6 Asset Intensive: Accommodations and Infrastructure 30.0 20.1 - 50.1 Total Revenue $ 112.7 $ 50.0 $ - $ 162.7

Best-in-Class Leadership Team, Board & Corporate Governance

35 Peter McCann Senior Vice President, Australia SVP, Australia since 2014. Previously Managing Director of the MAC, a Civeo subsidiary and held senior finance roles at The MAC, Royal Wolf Trading, Strathfield Group, Hazelton Airlines and QANTAS. Currently an Associate Member of the Institute of Chartered Accountants in Australia. Brings over 25 years of experience in finance, operations and leadership across the accommodation, logistics, airline and technology sectors. Strong Leadership Team Positioned to Execute Our Operational, Strategic and Financial Priorities Bradley Dodson President, CEO, Director President, CEO & director since 2014. Previously held various executive roles at Oil States International from 2001 to 2014, including EVP of Accommodations and CFO. Brings over 25 years of experience in energy, finance and corporate leadership. Andrew Fraser Senior Vice President, Canada SVP, Canada since 2024. Previously CEO and Executive Chair of NCSG Crane and Heavy Haul and CEO of Camex Equipment. Held a variety of executive roles at Finning International across Canadian and international operations. Over the past 15 years, he has also served as a director on various boards, both locally and internationally, in energy, manufacturing and distribution. Brings extensive executive leadership experience in industrial services, energy and equipment sectors. Collin Gerry Senior Vice President, CFO, Treasurer SVP, CFO & Treasurer since 2024. Previously served as SVP, Canadian Operations and VP, Corporate and Business Development at Civeo. Brings deep experience in corporate finance, strategy and operations across the accommodations and energy service sectors.

36 Ronald Blankenship Director since 2014 Previously served as President and CEO of Verde Realty, a REIT specializing in the ownership, acquisition and management of institutional quality multifamily rental properties and industrial facilities and assumed the additional responsibilities of Chairman prior to his retirement. Prior to this role, he served as Co-Chairman of Verde Group. Michael Montelongo Director since 2021 Currently serves as President and CEO of GRC Advisory Services, a board governance firm. Previously served as Chief Administration Officer and SVP, Public Policy and Corporate Affairs for Sodexo, a facilities and hospitality outsourcing solutions enterprise. He is a former George W. Bush White House appointee serving as the 19th Assistant Secretary for Financial Management and CFO of the U.S. Air Force. Charles Szalkowski Director since 2014 Previously worked with the law firm Baker Botts LLP. until retiring as a partner and general counsel of the firm. Currently serves as an emeritus member of the Rice University Board of Trustees. Strong Board Equipped with the Right Skills to Oversee Strategy CLASS III — TERMS EXPIRE IN 2026 CLASS II — TERMS EXPIRE IN 2026 CLASS I — TERMS EXPIRE IN 2027 Bradley Dodson President and CEO of Civeo, Director since 2014 Previously held several executive positions with Oil States, a global provider of integrated energy systems and solutions. Jay Grewal Director since 2021 Previously served as President and CEO of Manitoba Hydro, one of the largest integrated electric and natural gas utilities in Canada and a major USA exporter. Prior to this role, she was President and CEO of Northwest Territories Power Corporation. Timothy Wall Director since 2017 Currently serves as President and CEO of Cycle Petroleum, LLC, an energy advisory firm. Previously held a variety of senior positions at Apache Corporation, an oil and gas exploration and production company. Richard Navarre Chairman of the Board, Director since 2014 Previously served as President and CEO of Covia, a leading provider of high-quality minerals and material solutions for the industrial and energy markets. Prior to this role, he held several executive positions at Peabody Corporation. Martin Lambert Director since 2014 Previously served as CEO of Swan Hills Synfuels LP, an energy conversion company. Prior to this role, he was a founder and managing director of Matco Capital Ltd., a private equity firm focused in the energy sector. He was also previously a partner of Bennett Jones LLP and subsequently served as CEO. Constance Moore Director since 2014 Recently served as Interim President and CEO of Healthcare Realty Trust. Previously served as a director of Columbia Property Trust, including as chair, and was President, CEO and a director of BRE Properties, Inc. • Average tenure of 8.2 years • Average age 66.8 years • Racial and ethnic diversity BOARD OF DIRECTOR HIGHLIGHTS 8 of 9 directors independent Select Leadership Experience = Independent Director = Financial Expert = Finance & Investment Committee = ESG Nominating Committee = Compensation Committee = Audit Committee = Chairperson

37 Civeo is Committed to Sound Corporate Governance to Drive Our Value Creation Strategy All directors are independent except the CEO Commenced declassification of board of directions in 2024, with classified board to be phased out by 2027 Separate Chair and CEO roles Highly skilled board of directors with diversity in skills, background and experience All board committees are composed of independent directors Independent directors regularly meet in executive session with no members of management present, generally at each Board of Directors meeting Consistent and frequent director access to management and independent advisors Active Board of Directors oversight of enterprise risk Annual performance self-evaluation of the Board of Directors, each individual director and each committee Oversight of environmental, social and governance ("ESG") matters directly assigned to the Environmental, Social, Governance and Nominating Committee Prohibition on hedging, pledging and short-sale trading transactions by executive officers or directors Robust stock ownership guidelines applicable to executive officers and directors Independent executive compensation consultant hired by and reporting to the Compensation Committee Change in control and severance benefits that are subject to a “double trigger” Robust Code of Conduct and third-party hotline reporting Active Board of Directors oversight of executive succession planning Enterprise risk management program, including relevant ESG and cyber related risks CORPORATE GOVERNANCE HIGHLIGHTS OTHER BEST PRACTICES

Appendix B — Non-GAAP Reconciliations

39 EBITDA and Adjusted EBITDA Reconciliation (U.S. dollars in millions) The term EBITDA is a non-GAAP financial measure that is defined as net income (loss) attributable to Civeo Corporation plus interest, taxes, depreciation and amortization. The term Adjusted EBITDA is a non-GAAP financial measure that is defined as EBITDA adjusted to exclude certain other unusual or non-operating items. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles and should not be considered in isolation from or as a substitute for net income or cash flow measures prepared in accordance with generally accepted accounting principles or as a measure of profitability or liquidity. Additionally, EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Civeo has included EBITDA and Adjusted EBITDA as supplemental disclosures because its management believes that EBITDA and Adjusted EBITDA provide useful information regarding its ability to service debt and to fund capital expenditures and provide investors a helpful measure for comparing Civeo's operating performance with the performance of other companies that have different financing and capital structures or tax rates. Civeo uses EBITDA and Adjusted EBITDA to compare and to monitor the performance of its business segments to other comparable public companies and as a benchmark for the award of incentive compensation under its incentive plans.

40 EBITDA Reconciliation — 2025 Guidance (U.S. dollars in millions) The following table sets forth a reconciliation of estimated EBITDA to estimated net loss, which is the most directly comparable measure of financial performance calculated under generally accepted accounting principles: Year Ending 12/31/2025 Low High Net loss (19.2)$ (11.2)$ Income tax provision 15.0 17.0 Depreciation and amortization expense 72.0 72.0 Interest expense, net 10.5 10.5 EBITDA 78.3$ 88.3$ Adjustments to EBITDA Shareholder activist cost 3.8$ 3.8$ Canadian cost savings initiatives 1.4 1.4 Non-cash, stock-based compensation 2.5 2.5 Adjusted EBITDA 86.0$ 96.0$

Net Leverage Ratio Reconciliation

(U.S. dollars in millions)

The term net leverage ratio is a non-GAAP financial measure that is defined by Civeo's credit agreement as net debt divided by bank-adjusted EBITDA. Net debt, bank-adjusted EBITDA and net leverage ratio are not financial measures under GAAP and should not be considered in isolation from or as a substitute for total debt, net income (loss) or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. Additionally, net debt, bank-adjusted EBITDA and net leverage ratio may not be comparable to other similarly titled measures of other companies. Civeo has included net debt, bank-adjusted EBITDA and net leverage ratio as a supplemental disclosure because its management believes that this data provides useful information regarding the level of the Company's indebtedness and its ability to service debt. Additionally, per Civeo's credit agreement, the Company is required to maintain a net leverage ratio below 3.0x every quarter to remain in compliance with the credit agreement.

The following table sets forth a reconciliation of net debt, bank-adjusted EBITDA and net leverage ratio to the most directly comparable measures of financial performance calculated under GAAP (unaudited):

	As of								
	6/30/2021	12/31/2021	6/30/2022	12/31/2022	6/30/2023	12/31/2023	6/30/2024	12/31/2024	6/30/2025
Total debt	$ 226.8	$ 175.1	$ 154.6	$ 132.0	$ 136.1	$ 65.6	$ 47.5	$ 43.3	$ 168.7
Less: Cash and cash equivalents	4.4	6.3	4.8	8.0	11.4	3.3	7.4	5.2	14.6
Net debt	$ 222.4	$ 168.8	$ 149.9	$ 124.1	$ 124.7	$ 62.2	$ 40.1	$ 38.1	$ 154.0
LTM Bank-adjusted EBITDA	$ 112.6	$ 113.3	$ 127.5	$ 116.6	$ 105.9	$ 110.0	$ 115.6	$ 80.5	$ 75.9
Net leverage ratio	2.0x	1.5x	1.2x	1.1x	1.2x	0.6x	0.3x	0.5x	2.0x

41